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                                  EXHIBIT 10.11

  Sixth Amendment Dated March 1, 1996 to License Agreement Between the Company
               and the Massachusetts Institute of Technology Dated
                         December 14, 1987, as Amended



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                                 SIXTH AMENDMENT


         This Amendment with Effective Date of March 1, 1996 is to the License Agreement between M.I.T. and Matritech, Inc. with the Effective date of December 14, 1989.

         The parties thereto now further agree as follows:
         Provided that LICENSEE obtains approval prior to December 31, 1997 from the U.S.F.D.A. for marketing of a Licensed Product in the U.S., the period of exclusivity for the license will be extended to the expiration date of the last to expire of the Patent Rights.

         If LICENSEE does not obtain F.D.A. approval by December 31, 1997 for U.S. marketing of at least one Licensed Product, this Amendment shall expire, but all other provisions of the License Agreement shall remain unchanged.

Agreed to for:

MASSACHUSETTS INSTITUTE                      MATRITECH, INC.
OF TECHNOLOGY


By /s/ Lita Nelson                           By /s/ Stephen D. Chubb
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Title Director Technology
      Licensing Officer                      Title Chairman and CEO
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Date March 1, 1996                           Date March 7, 1996
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